UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2006

ARGAN, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31756	13-1947195
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Church Street, Suite 401, Rockville, MD 20850
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (301) 315-0027

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed to amend the Form 8-K filed December 15, 2006 to include financial statements of businesses acquired and related pro forma financial information.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Audited combined balance sheets of Gemma Power Systems, LLC and affiliates as of December 8, 2006, December 31, 2005 and 2004 and related combined statements of income and comprehensive income, changes in equity and cash flows for the 49 weeks ended December 8, 2006 and for the years ended December 31, 2005 and 2004.

Contents	Page
Gemma Power Systems, LLC and Affiliates Combined Financial
Statements - December 8, 2006 and Independent Auditors’ Report	3

Gemma Power Systems, LLC and Affiliate Combined Financial
Statements - December 31, 2005 and 2004 and Independent Auditors’ Report	14

GEMMA POWER SYSTEMS, LLC AND AFFILIATES

Combined Financial Statements

December 8, 2006

INDEPENDENT AUDITORS’ REPORT

To the Members and Boards of Directors
Gemma Power Systems, LLC and Affiliates
Glastonbury, Connecticut

We have audited the accompanying combined balance sheet of Gemma Power Systems, LLC and Affiliates as of December 8, 2006, and the related combined statements of income and comprehensive income, changes in equity, and cash flows for the 49 weeks then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Gemma Power Systems, LLC and Affiliates as of December 8, 2006, and the results of their operations and cash flows for the 49 weeks then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Kostin, Ruffkess & Company, LLC

Farmington, Connecticut
January 5, 2007

GEMMA POWER SYSTEMS, LLC AND AFFILIATES

Combined Balance Sheet

December 8, 2006

Assets

Current assets:
Cash and cash equivalents	$35,829,568
Cash in escrow	2,691,887
Contract receivables	8,955,043
Investments available-for-sale	2,292,829
Costs and estimated earnings in excess
of billings on uncompleted contracts	1,117,618
Prepaid expenses and other current assets	129,598

Total current assets	51,016,543

Property and equipment, net of
accumulated depreciation and amortization	69,646

Other assets	1,250

Total assets	$51,087,439

Liabilities and Equity

Current liabilities:
Accounts payable	$29,444,461
Accrued expenses	1,253,063
Accrued payroll and related items	526,376
Billings in excess of costs and estimated
earnings on uncompleted contracts	14,278,682

Total current liabilities	45,502,582

Equity	5,584,857

Total liabilities and equity	$51,087,439

The accompanying notes are an integral part of the combined financial statements

GEMMA POWER SYSTEMS, LLC AND AFFILIATES

Combined Statement of Income and Comprehensive Income

For the 49 Weeks Ended December 8, 2006

Sales revenues:
Project income	$105,222,311
Consulting income	569,081

Total sales revenues	105,791,392

Cost of sales:
Project costs	97,939,862
Consulting costs	496,489

Total cost of sales	98,436,351

Gross profit	7,355,041

Operating expenses	2,497,767

Income from operations	4,857,274

Other income (expense):
Interest income	996,644
Incentive compensation	(627,000)
Other expenses - net	(104,931)

Total other income	264,713

Net income	5,121,987

Other comprehensive income:
Unrealized holding gains arising during the period	2,384

Comprehensive income	$5,124,371

The accompanying notes are an integral part of the combined financial statements

GEMMA POWER SYSTEMS, LLC AND AFFILIATES

Combined Statement of Cash Flows

For the 49 Weeks Ended December 8, 2006

Cash flows from operating activities:
Net income	$5,121,987
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization	70,856
Realized (gain) loss on sale of fixed assets	4,694
(Increase) decrease in:
Cash in escrow	(2,002,406)
Contract receivables	(3,292,385)
Costs and estimated earnings in excess of
billings on uncompleted contracts	(1,112,757)
Prepaid expenses and other current assets	(105,089)
Increase (decrease) in:
Accounts payable	22,223,544
Accrued expenses	555,452
Accrued payroll and related items	252,900
Billings in excess of costs and estimated
earnings on uncompleted contracts	4,989,262

Cash flows provided by operating activities	26,706,058

Cash flows from investing activities:
Purchase of investments	(11,611,333)
Proceeds from sale of investments	11,525,000
Acquisition of property and equipment	(1,377)
Proceeds from sale of property and equipment	18,059

Cash flows used in investing activities	(69,651)

Cash flows from financing activities:
Distributions	(9,003,800)
Contributions	1,600,000
Issuance of stock	3,900

Cash flows used in financing activities	(7,399,900)

Net increase in cash and cash equivalents	19,236,507

Cash and cash equivalents, beginning of period	16,593,061

Cash and cash equivalents, end of period	$35,829,568

The accompanying notes are an integral part of the combined financial statements

GEMMA POWER SYSTEMS, LLC AND AFFILIATES

Combined Statement of Changes in Equity

For the 49 Weeks Ended December 8, 2006

	Gemma Power		Gemma Power		Gemma Power
	Systems, LLC		Systems California, Inc.		Inc.

	Accumulated
	Other						Combined
	Comprehensive		Common	Retained	Common	Retained	Total
	Income	Equity	Stock*	Earnings	Stock**	Earnings	Equity
Balance at December 31, 2005	$(1,711)	$6,950,429	$100	$911,568	$-	$-	$7,860,386

Net income	-	5,420,853	-	(301,502)	-	2,636	5,121,987

Comprehensive income	2,384	-	-	-	-	-	2,384

Stock issuance	-	-	-	-	3,900	-	3,900

Contributions	-	1,600,000	-	-	-	-	1,600,000

Distributions	-	(9,003,800)	-	-	-	-	(9,003,800)

Balance at December 8, 2006	$673	$4,967,482	$100	$610,066	$3,900	$2,636	$5,584,857

* -	Common stock, authorized 100 shares, no par value; issued and outstanding 100 shares

** -	Common stock, authorized 20,000 shares, no par value; issued and outstanding 3,900 shares

The accompanying notes are an integral part of the combined financial statements

GEMMA POWER SYSTEMS, LLC AND AFFILIATES

Notes to the Combined Financial Statements

For the 49 Weeks Ended December 8, 2006

Note 1 - Summary of Significant Accounting Policies:

Principles of Combination

The combined financial statements of Gemma Power Systems, LLC and Affiliates include the accounts of Gemma Power Systems, LLC, its wholly owned subsidiary, Gemma Power Hartford, LLC, Gemma Power Systems California, Inc. and Gemma Power, Inc. These entities together are referred to as the “Company" in the accompanying notes. Significant intercompany accounts and transactions have been eliminated in combination. The members’ liability in the entities organized as limited liability companies is limited to the net assets of the respective entity.

Nature of Operations

Gemma Power Systems, LLC and Affiliates, located in Glastonbury, Connecticut, are engaged in the engineering and construction of biodiesel and ethanol production facilities and power energy systems. The Company also provides consulting, owner’s representative, operating, and maintenance services to the energy market.

The Company’s work is performed under cost-plus-fee contracts, fixed-price contracts, and time and materials contracts. The length of the Company’s contracts varies, but is typically between six months and two years.

Revenue Recognition

Revenues from fixed price construction contracts are recognized on the percentage of completion method, measured by the costs incurred to date to estimated total costs for each contract. Revenues from cost-plus-fee contracts are recognized on the basis of costs incurred during the period plus the fee earned, measured by the cost-to-cost method.

Project costs include both direct and indirect expenses related to contract performance. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

Costs and estimated earnings in excess of billings on uncompleted contracts represent revenues recognized in excess of amounts billed. Billings in excess of costs and estimated earnings on uncompleted contracts represents billings in excess of revenues recognized.

Off Balance Sheet Risk

During the 49 weeks ended December 8, 2006, the Company had amounts in excess of $100,000 in a single bank. Amounts over $100,000 are not insured by the Federal Deposit Insurance Corporation. These balances fluctuate greatly during the year and can exceed this $100,000 limit. Management regularly monitors the financial institutions, together with its cash balances, and tries to keep this potential risk to a minimum.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

GEMMA POWER SYSTEMS, LLC AND AFFILIATES

Notes to the Combined Financial Statements

For the 49 Weeks Ended December 8, 2006

Note 1 - Summary of Significant Accounting Policies: (Continued)

Income Taxes

Gemma Power Systems, LLC and Gemma Power Hartford, LLC are treated as a partnership for income tax purposes. As such, income and deductions flow through to the members, who include their share of income and losses on their respective income tax returns. Gemma Power Systems California, Inc. and Gemma Power, Inc. have elected to be taxed under Subchapter-S of the Internal Revenue Code. As such, income and deductions flow through to the shareholders, who include their share of income and losses on their respective income tax returns. Accordingly, since the Company has no federal tax liability, a provision for federal income tax expense has not been made.

The Company is subject to income tax in certain states in which it operates. These statements include a provision of $76,080 for these state income taxes.

Cash and Cash Equivalents

Cash equivalents are short-term, highly liquid investments that are readily convertible to known cash amounts and have maturities of three months or less from the date of acquisition so as to minimize risks of value changes. Supplemental cash flow information includes state income taxes paid by the Company of $48,890 for the 49 weeks ended December 8, 2006.

Principles of Consolidation

The Company previously adopted Financial Accounting Standards Board Interpretation No. 46R (FIN No. 46R), Consolidation of Variable Interest Entities. The Company has evaluated its relationship with a related party (see Note 6 - Related Party Transactions) and has determined that, although the entity is a variable interest entity, it is not required to be consolidated in the Company’s financial statements pursuant to FIN No. 46R because the Company is not the primary beneficiary and has no exposure to loss as a result of its involvement with this entity.

Property and Equipment

Property and equipment are stated at cost. Major renewals and improvements are charged to the property accounts, while maintenance and repairs that do not improve or extend the life of the assets are expensed currently.

The Company follows the policy of providing for depreciation of property and equipment by charging against earnings amounts sufficient to amortize the cost of property on their estimated useful lives as follows:

Computer software	3 years
Computer equipment	3-5 years
Office equipment	5-7 years
Furniture and fixtures	7 years
Automobiles	5 years
Construction equipment	5-7 years

Depreciation and amortization are provided on various methods over the estimated useful lives of the assets for financial statement purposes.

GEMMA POWER SYSTEMS, LLC AND AFFILIATES

Notes to the Combined Financial Statements

For the 49 Weeks Ended December 8, 2006

Note 2 - Cash in Escrow:

Cash in escrow is a restricted interest bearing account which substitutes for retainage held by the project owner on a certain job. The amounts will be released to the Company upon completion of the job. During the construction period, the Company will earn the interest on these funds.

Note 3 - Contract Receivables:

Billed:
Contracts in progress	$7,704,600
Retainage	1,250,443

$8,955,043

Balances billed but not paid by customers pursuant to retainage provisions in construction contracts are due upon completion of the contracts and acceptance by the owner.

Note 4 - Investments Available-for-Sale:

Investments are classified as available-for-sale according to the provisions of Financial Accounting Standards Board Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The cost of investments sold was based on specific identification at the time of sale. The summary of these investments is as follows:

			Unrealized	Proceeds
		Fair	Holding	From	Realized
Description	Cost	Value	Gains	Sales	Gains

Municipal bonds	$2,292,156	$2,292,829	$673	$11,525,000	$-

Maturity of Debt	Within 1 Year	1 - 5 Years	Over 5 Years	Total

Municipal bonds	$1,333,388	$959,441	$-	$2,292,829

Note 5 - Costs and Estimated Earnings on Uncompleted Contracts:

Costs incurred on uncompleted contracts	$147,395,255
Estimated earnings	6,868,315

154,263,570
Less: billings to date	167,424,634

$(13,161,064)

Included in accompanying balance sheets under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$1,117,618

Billings in excess of costs and estimated earnings on uncompleted contracts	(14,278,682)

$(13,161,064)

GEMMA POWER SYSTEMS, LLC AND AFFILIATES

Notes to the Combined Financial Statements

For the 49 Weeks Ended December 8, 2006

Note 6 - Related Party Transactions:

The Company's agreement with Gemma Development, Inc. for management services ended on December 8, 2006. The management fee paid for the 49 weeks ended December 8, 2006 was $975,000.

Note 7 - Property and Equipment:

Assets:
Computer software	$40,114
Computer equipment	289,178
Office equipment	261,279
Furniture and fixtures	65,858
Automobiles	141,546
Construction equipment	64,337

862,312

Accumulated depreciation and amortization:
Computer software	40,114
Computer equipment	265,298
Office equipment	236,255
Furniture and fixtures	62,535
Automobiles	125,187
Construction equipment	63,277

792,666

Net property and equipment	$69,646

Note 8 - Operating Leases:

The Company conducts its operations in Glastonbury, Connecticut. The Company’s Glastonbury facility is leased under an operating lease that expires on October 31, 2007. For the 49 weeks ended December 8, 2006, the Company incurred rental expenses of $117,630.

At December 8, 2006, the future minimum lease payments for the next year is $106,936.

Note 9 - Accounts Payable:

Accounts payable include amounts due to subcontractors which have been retained pending completion and customer acceptance of jobs. These amounts were $2,780,139 at December 8, 2006.

Note 10 - Surety Bonds:

The Company, as a condition for entering into some of its construction contracts, had outstanding surety bonds as of December 8, 2006.

GEMMA POWER SYSTEMS, LLC AND AFFILIATES

Notes to the Combined Financial Statements

For the 49 Weeks Ended December 8, 2006

Note 11 - Profit Sharing Plan:

The Company has a qualified profit sharing plan that covers substantially all eligible employees. Pursuant to Internal Revenue Code Section 401(k), employees may elect to defer a portion of their salary or wages. Contributions by the Company are discretionary. There was no Company contribution expense for the 49 weeks ended December 8, 2006.

Note 12 - Incentive Compensation:

The Company pays its employees incentive compensation based on project and Company performance. Incentive compensation incurred by the Company for the 49 weeks ended December 8, 2006 was $627,000.

Note 13 - Subsequent Events:

On December 8, 2006, the Company was purchased by Argan, Inc.

Note 14 - Backlog:

The backlog of gross revenue on work to be performed on signed contracts was $181,303,027 at December 8, 2006.

GEMMA POWER SYSTEMS, LLC AND AFFILIATE

Combined Financial Statements

December 31, 2005 and 2004

INDEPENDENT AUDITORS’ REPORT

To the Members and Board of Directors
Gemma Power Systems, LLC and Affiliate
Glastonbury, Connecticut

We have audited the accompanying combined balance sheets of Gemma Power Systems, LLC and Affiliate as of December 31, 2005 and 2004, and the related combined statements of income and comprehensive income, changes in equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Gemma Power Systems, LLC and Affiliate as of December 31, 2005 and 2004, and the results of their operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Kostin, Ruffkess & Company, LLC

Farmington, Connecticut
January 23, 2006

GEMMA POWER SYSTEMS, LLC AND AFFILIATE

Combined Balance Sheets

December 31, 2005 and 2004

	2005	2004
Assets

Current assets:
Cash and cash equivalents	$16,593,061	$5,764,499
Cash in escrow	689,481	-
Contract receivables	5,662,658	2,014,176
Investments available-for-sale	2,204,112	2,471,493
Costs and estimated earnings in excess
of billings on uncompleted contracts	4,861	4,498
Prepaid expenses and other current assets	24,509	69,885

Total current assets	25,178,682	10,324,551

Property and equipment, net of
accumulated depreciation and amortization	161,878	252,764

Other assets	1,250	5,070

Total assets	$25,341,810	$10,582,385

Liabilities and Equity

Current liabilities:
Accounts payable	$7,220,917	$1,313,367
Accrued expenses	697,611	1,367,945
Accrued payroll and related items	273,476	46,216
Billings in excess of costs and estimated
earnings on uncompleted contracts	9,289,420	1,219,481

Total current liabilities	17,481,424	3,947,009

Equity	7,860,386	6,635,376

Total liabilities and equity	$25,341,810	$10,582,385

The accompanying notes are an integral part of the combined financial statements

GEMMA POWER SYSTEMS, LLC AND AFFILIATE

Combined Statements of Income and Comprehensive Income

For the Years Ended December 31, 2005 and 2004

	2005	2004

Sales revenues:
Project income	$48,311,858	$18,902,714
Consulting income	310,253	357,366

Total sales revenues	48,622,111	19,260,080

Cost of sales:
Project costs	42,477,625	8,186,057
Consulting costs	265,880	365,606

Total cost of sales	42,743,505	8,551,663

Gross profit	5,878,606	10,708,417

Operating expenses	2,081,910	3,483,007

Income from operations	3,796,696	7,225,410

Other income (expense):
Interest income	436,882	346,760
Incentive compensation	(76,000)	4,708,543
401(k) Company contribution	(282,697)	(8,538)
Realized gain (loss) on sale of investments	(7,254)	71,315
Other expenses - net	(15,346)	(71,483)

Total other income	55,585	5,046,597

Net income	3,852,281	12,272,007

Other comprehensive loss:
Unrealized holding losses:
Unrealized holding losses arising during the period	(37,590)	(150,293)
Less: reclassification adjustment for (gains) losses
included in net income	7,254	(71,315)

Other comprehensive loss	(30,336)	(221,608)

Comprehensive income	$3,821,945	$12,050,399

The accompanying notes are an integral part of the combined financial statements

GEMMA POWER SYSTEMS, LLC AND AFFILIATE

Combined Statements of Cash Flows

For the Years Ended December 31, 2005 and 2004

	2005	2004

Cash flows from operating activities:
Net income	$3,852,281	$12,272,007
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization	131,383	175,135
Realized (gain) loss on sale of investments available-for-sale	7,254	(71,315)
Realized (gain) loss on sale of fixed assets	(36,657)	(1,835)
(Increase) decrease in:
Cash in escrow	(689,481)	-
Contract receivables	(3,648,482)	2,560,524
Costs and estimated earnings in excess of
billings on uncompleted contracts	(363)	(4,498)
Prepaid expenses and other current assets	45,376	(51,931)
Other assets	3,820	-
Increase (decrease) in:
Accounts payable	5,907,550	(2,939,985)
Accrued expenses	(670,334)	40,810
Accrued payroll and related items	227,260	(5,581,873)
Billings in excess of costs and estimated
earnings on uncompleted contracts	8,069,939	(3,919,288)

Cash flows provided by operating activities	13,199,546	2,477,751

Cash flows from investing activities:
Purchase of investments	(3,082,116)	(324,210)
Proceeds from sale of investments	3,311,907	5,544,813
Acquisition of property and equipment	(37,840)	(43,222)
Proceeds from sale of property and equipment	34,000	28,042

Cash flows provided by investing activities	225,951	5,205,423

Cash flows used in financing activities:
Distributions	(2,596,935)	(17,636,498)

Net increase (decrease) in cash and cash equivalents	10,828,562	(9,953,324)

Cash and cash equivalents, beginning of year	5,764,499	15,717,823

Cash and cash equivalents, end of year	$16,593,061	$5,764,499

The accompanying notes are an integral part of the combined financial statements

GEMMA POWER SYSTEMS, LLC AND AFFILIATE

Combined Statement of Changes in Equity

For the Years Ended December 31, 2005 and 2004

	Gemma Power		Gemma Power
	Systems, LLC		Systems California, Inc.

	Accumulated
	Other				Combined
	Comprehensive		Common	Retained	Total
	Income	Equity	Stock*	Earnings	Equity

Balance at
December 31, 2003	$250,233	$11,248,475	$100	$722,667	$12,221,475

Net income	-	12,271,292	-	715	12,272,007
Comprehensive loss	(221,608)	-	-	-	(221,608)
Distributions	-	(17,136,498)	-	(500,000)	(17,636,498)

Balance at
December 31, 2004	28,625	6,383,269	100	223,382	6,635,376

Net income	-	3,164,095	-	688,186	3,852,281
Comprehensive loss	(30,336)	-	-	-	(30,336)
Distributions	-	(2,596,935)	-	-	(2,596,935)

Balance at
December 31, 2005	$(1,711)	$6,950,429	$100	$911,568	$7,860,386

* -	Common stock, authorized 100 shares, no par value; issued and outstanding 100 shares in both 2005 and 2004

The accompanying notes are an integral part of the combined financial statements

GEMMA POWER SYSTEMS, LLC AND AFFILIATE

Notes to the Combined Financial Statements

For the Years Ended December 31, 2005 and 2004

Note 1 - Summary of Significant Accounting Policies:

Principles of Combination

The combined financial statements of Gemma Power Systems, LLC and Affiliate include the accounts of Gemma Power Systems, LLC, its wholly owned subsidiary, Gemma Power Hartford, LLC, and Gemma Power Systems California, Inc. These entities together are referred to as the “Company" in the accompanying notes. Significant intercompany accounts and transactions have been eliminated in combination.

Nature of Operations

Gemma Power Systems, LLC and Affiliate, located in Glastonbury, Connecticut, is engaged in the engineering and construction of power energy systems. The Company also provides consulting, owner’s representative, operating, and maintenance services to the energy market.

The Company’s work is performed under cost-plus-fee contracts, fixed-price contracts, and time and materials contracts. These contracts are undertaken by the Company or in partnership with other contractors through joint ventures. The length of the Company’s contracts varies, but is typically between six months and two years.

Revenue Recognition

Revenues from fixed price construction contracts are recognized on the percentage of completion method, measured by the costs incurred to date to estimated total costs for each contract. Revenues from cost-plus-fee contracts are recognized on the basis of costs incurred during the period plus the fee earned, measured by the cost-to-cost method.

Project costs include both direct and indirect expenses related to contract performance. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

Costs and estimated earnings in excess of billings on uncompleted contracts represent revenues recognized in excess of amounts billed. Billings in excess of costs and estimated earnings on uncompleted contracts represents billings in excess of revenues recognized.

Off Balance Sheet Risk

During the years ended December 31, 2005 and 2004, the Company had amounts in excess of $100,000 in a single bank. Amounts over $100,000 are not insured by the Federal Deposit Insurance Corporation. These balances fluctuate greatly during the year and can exceed this $100,000 limit. Management regularly monitors the financial institutions, together with its cash balances, and tries to keep this potential risk to a minimum.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

GEMMA POWER SYSTEMS, LLC AND AFFILIATE

Notes to the Combined Financial Statements

For the Years Ended December 31, 2005 and 2004

Note 1 - Summary of Significant Accounting Policies: (Continued)

Income Taxes

Gemma Power Systems, LLC and Gemma Power Hartford, LLC are treated as a partnership for income tax purposes. As such, income and deductions flow through to the members, who include their share of income and losses on their respective income tax returns. Gemma Power Systems California, Inc. has elected to be taxed under Subchapter-S of the Internal Revenue Code. As such, income and deductions flow through to the shareholders, who include their share of income and losses on their respective income tax returns. Accordingly, since the Company has no federal tax liability, a provision for federal income tax expense has not been made.

Gemma Power Systems, LLC is subject to an income tax in the state of California. These statements include a provision for this tax, which was $11,790 and $-0- in 2005 and 2004, respectively.

Gemma Power Systems California, Inc. is subject to a minimum income tax in the state of California. These statements include a provision for this tax, which was $10,480 and $772 in 2005 and 2004, respectively.

Cash and Cash Equivalents

Cash equivalents are short-term, highly liquid investments that are readily convertible to known cash amounts and have maturities of three months or less from the date of acquisition so as to minimize risks of value changes. Supplemental cash flow information includes state income taxes paid by the Company of $1,600 and $8,817 in 2005 and 2004, respectively.

Principles of Consolidation

During the year ended December 31, 2005, the Company adopted Financial Accounting Standards Board Interpretation No. 46R (FIN No. 46R), Consolidation of Variable Interest Entities. The Company has evaluated its relationship with a related party (see Note 6 - Related Party Transactions) and has determined that, although the entity is a variable interest entity, it is not required to be consolidated in the Company’s financial statements pursuant to FIN No. 46R because the Company is not the primary beneficiary.

Property and Equipment

Property and equipment are stated at cost. Major renewals and improvements are charged to the property accounts, while maintenance and repairs that do not improve or extend the life of the assets are expensed currently.

The Company follows the policy of providing for depreciation of property and equipment by charging against earnings amounts sufficient to amortize the cost of property on their estimated useful lives as follows:

Computer software	3 years
Computer equipment	3-5 years
Office equipment	5-7 years
Furniture and fixtures	7 years
Automobiles	5 years
Construction equipment	5-7 years

Depreciation and amortization are provided on various methods over the estimated useful lives of the assets for financial statement purposes.

GEMMA POWER SYSTEMS, LLC AND AFFILIATE

Notes to the Combined Financial Statements

For the Years Ended December 31, 2005 and 2004

Note 2 - Cash in Escrow:

Cash in escrow is a restricted interest bearing account which substitutes for retainage held by the Project owner on a certain job. The amounts will be released to the Company upon completion of the job. During the construction period, the Company will earn the interest on these funds.

Note 3 - Contract Receivables:

	2005	2004
Billed:
Contracts in progress	$4,825,523	$1,783,811
Completed contracts	2,619	32,166
Retainage	834,516	198,199

	$5,662,658	$2,014,176

Balances billed but not paid by customers pursuant to retainage provisions in construction contracts are due upon completion of the contracts and acceptance by the owner.

Note 4 - Investments Available-for-Sale:

Investments are classified as available-for-sale according to the provisions of Financial Accounting Standards Board Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The cost of investments sold was based on specific identification at the time of sale. The summary of these investments is as follows:

2005
			Unrealized	Proceeds
		Fair	Holding	From	Realized
Description	Cost	Value	Losses	Sales	Losses

Municipal bonds	$2,205,823	$2,204,112	$(1,711)	$3,311,907	$(7,254)

Maturity of Debt	Within 1 Year	1 - 5 Years	Over 5 Years	Total

Municipal bonds	$853,811	$1,350,301	$-	$2,204,112

2004
			Unrealized	Proceeds
		Fair	Holding	From	Realized
Description	Cost	Value	Gains	Sales	Gains

Municipal bonds	$2,442,868	$2,471,493	$28,625	$3,367,398	$(6,100)
Corporate bonds	-	-	-	2,177,415	77,415

Total	$2,442,868	$2,471,493	$28,625	$5,544,813	$71,315

Maturity of Debt	Within 1 Year	1 - 5 Years	Over 5 Years	Total

Municipal bonds	$722,518	$1,748,975	$-	$2,471,493

GEMMA POWER SYSTEMS, LLC AND AFFILIATE

Notes to the Combined Financial Statements

For the Years Ended December 31, 2005 and 2004

Note 5 - Costs and Estimated Earnings on Uncompleted Contracts:

	2005	2004

Costs incurred on uncompleted contracts	$47,082,590	$4,736,217
Estimated earnings	2,954,270	438,504

	50,036,860	5,174,721
Less: billings to date	59,321,419	6,389,704

	$(9,284,559)	$(1,214,983)

Included in accompanying balance sheets
under the following captions:

Costs and estimated earnings in excess of
billings on uncompleted contracts	$4,861	$4,498

Billings in excess of costs and estimated
earnings on uncompleted contracts	(9,289,420)	(1,219,481)

	$(9,284,559)	$(1,214,983)

Note 6 - Related Party Transactions:

The Company leases vehicles from Gemma Development, Inc., which is owned by the members of the Company. The leases between Gemma Power Systems and Gemma Development are on a month-to-month basis. For the years ended December 31, 2005 and 2004, lease expense was $16,812 and $22,999, respectively, which were paid to Gemma Development, Inc. with no amounts payable on December 31, 2005 and 2004.

In addition, the Company has an agreement with Gemma Development, Inc. for management services. The agreement has no expiration date; however, the management fee may be adjusted periodically. The management fee paid was $750,000 and $1,050,000 in 2005 and 2004, respectively.

GEMMA POWER SYSTEMS, LLC AND AFFILIATE

Notes to the Combined Financial Statements

For the Years Ended December 31, 2005 and 2004

Note 7 - Property and Equipment:

	December 31,	December 31,
	2005	2004
Assets:
Computer software	$41,951	$41,951
Computer equipment	376,436	367,527
Office equipment	291,103	291,103
Furniture and fixtures	89,118	99,644
Automobiles	239,077	350,209
Construction equipment	271,127	271,127

	1,308,812	1,421,561

Accumulated depreciation and amortization:
Computer software	41,951	41,951
Computer equipment	334,110	305,133
Office equipment	246,401	219,534
Furniture and fixtures	77,310	79,846
Automobiles	203,737	316,241
Construction equipment	243,425	206,092

	1,146,934	1,168,797

Net property and equipment	$161,878	$252,764

Note 8 - Operating Leases:

The Company conducts its operations in Glastonbury, Connecticut. The Company’s Glastonbury facility is leased under an operating lease that expires on October 31, 2007. For the years ended December 31, 2005 and 2004, the Company incurred rental expenses of $201,086 and $280,221, respectively.

At December 31, 2005, the future minimum lease payments for the next two years are:

2006	$128,324
2007	106,936

Note 9 - Accounts Payable:

Accounts payable include amounts due to subcontractors which have been retained pending completion and customer acceptance of jobs. These amounts were $1,509,977 and $117,538 at December 31, 2005 and 2004, respectively.

GEMMA POWER SYSTEMS, LLC AND AFFILIATE

Notes to the Combined Financial Statements

For the Years Ended December 31, 2005 and 2004

Note 10 - Line of Credit:

The Company established a revolving line of credit of $2,500,000 with a bank which expires May 31, 2007. The variable interest rate is the prime rate as established by the bank. The bank has the right of setoff. The loan is secured by substantially all of the assets of the Company. As of December 31, 2005 and 2004, the Company had no advances against the line of credit. In addition, there are two financial covenants with which the Company must be in compliance. As of December 31, 2005 and 2004, the Company was in compliance with these covenants.

Note 11 - Profit Sharing Plan:

The Company has a qualified profit sharing plan that covers substantially all eligible employees. Pursuant to Internal Revenue Code Section 401(k), employees may elect to defer a portion of their salary or wages. Contributions by the Company are discretionary. The Company’s contribution expense for the years ended December 31, 2005 and 2004 was $282,697 and $8,538, respectively.

Note 12 - Incentive Compensation:

The Company pays its employees incentive compensation based on project and Company performance. Incentive compensation incurred by the Company for the year ended December 31, 2005 was $76,000. During 2004, the Company did not pay and subsequently reversed $4,708,543 of the 2003 accrued incentive compensation.

Note 13 - Backlog:

The backlog of gross revenue on work to be performed on signed contracts was $77,257,465 and $29,055,065 at December 31, 2005 and 2004, respectively.

(b)	Pro Forma Financial Information

Unaudited condensed pro forma combined statements of income for the fiscal year ended January 31, 2006 and for the nine months ended October 31, 2006. Unaudited condensed pro forma combined balance sheet as of October 31, 2006.

The accompanying unaudited condensed pro forma combined statements of income present the results of operations of AI and Gemma as if the acquisition of Gemma, the new bank financing of $8.0 million and the private offering of 2,853,335 shares, had occurred as of February 1, 2005. The pro forma information reflects the total consideration paid.

Gemma reports its results of operations using a calendar year end. In preparing the pro forma information, the Company utilized Gemma’s December 31, 2005 and September 30, 2006 results of operations in the unaudited condensed proforma combined statements for the year ended January 31, 2006 and the nine months ended October 31, 2006. AI used Gemma’s September 30, 2006 balance sheet in the unaudited condensed pro forma combined balance sheet as of October 31, 2006. No material events occurred subsequent to Gemma’s December 31, 2005 and September 30, 2006 financial reporting periods which would require adjustment to the Company’s unaudited condensed pro forma combined statements of income and unaudited condensed pro forma combined balance sheet. The pro forma data is not necessarily indicative of what the results would have been if the acquisition had occurred on the dates indicated.

ARGAN, INC.
Unaudited Condensed Pro Forma Combined
Statement of Income for the Year Ended January 31, 2006

	AI as		Pro Forma		Consolidated
	Reported (c)	Gemma (D)	Adjustments		Pro Forma
Net sales
Power plant construction	$-	$48,622,000	$-		$48,622,000
Nutraceutical products	17,702,000	-	-		17,702,000
Telecom infrastructure services	10,750,000	-	-		10,750,000
Net Sales	28,452,000	48,622,000	-		77,074,000
Cost of sales
Power plant construction	-	42,744,000	-		42,744,000
Nutraceutical products	13,842,000	-	-		13,842,000
Telecom infrastructure services	8,543,000	-	-		8,543,000
Gross profit	6,067,000	5,878,000	-		11,945,000

Selling, general and administrative expenses	7,469,000	2,082,000	716,400	(1)	10,374,200
			106,800	(2)
Impairment loss	6,497,000	-	-		6,497,000
Loss (income) from operations	(7,899,000)	3,796,000	(823,200)		(4,926,200)

Interest expense and amortization of
subordinated debt issuance costs	606,000	-	601,000	(5)	1,207,000
Other (income) expense, net	1,925,000	(56,000)	-		1,869,000
Net (loss) income from operations before income
taxes and other comprehensive income	(10,430,000)	3,852,000	(1,424,200)		(8,002,200)
Income tax benefit (expense)	922,000		(945,628)	(3)	(23,628)
Net (loss) income	$(9,508,000)	$3,852,000	$(2,369,828)		$(8,025,828)

Other comprehensive income (loss)	-	(30,000)			(30,000)
Comprehensive (loss) income	$(9,508,000)	$3,822,000			$(8,055,828)

Basic and diluted loss per share	$(2.76)			(4)	$(0.81)
Weighted average number of shares
outstanding - basic and diluted	3,439,000				9,959,000

Other Financial Information:
EBITDA (6)	$(7,389,000)	$3,983,000	$-		$(3,406,000)

Notes to unaudited condensed pro forma combined statement of Income.
(C)	Report on Form 10-KSB filed on May 15, 2006.
(D)	Gemma unaudited internally prepared results of operations are for the year ended December 31, 2005.
(1)	To adjust for the amortization of the purchase accounting valuation of $3.6 million for trade name which is being amortized over 5 years.
(2)	To adjust for the amortization of the purchase accounting valuation of $500,000 for non-compete agreement with the seller which is being amortized over the life of the five year contract.
(3)	To reflect the tax impact, assuming an effective tax rate of 38.95%, arising from the change in pretax income from net pro forma adjustments and the tax status of the entity.
(4)
Assumes 3,667,000 shares issued in connection with the acquisition of Gemma, plus 2,853,000 shares issued in the private placement simultaneous with the acquistion of Gemma, were outstanding for the entire period in calculating the consolidated pro forma basic and diluted earnings per share.

(5)	To adjust for one year of interest expense related to the $8 million note acquired simultaneous with the acquisition of Gemma.
(6)	We present EBITDA to provide investors with a supplemental measure of our operating performance.
The following table shows the calculation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA):

Net income (loss)	$(9,508,000)	$3,852,000	$(2,369,828)	$(8,025,828)
Interest expense	362,000	-	601,000	963,000
Taxes	(922,000)	-	945,628	23,628
Depreciation and amortization	1,076,000	131,000	-	1,207,000
Amortization of intangible assets	1,603,000	-	823,200	2,426,200
EBITDA	$(7,389,000)	$3,983,000	$-	$(3,406,000)

ARGAN, INC.
Unaudited Condensed Pro Forma Combined
Statement of Income for the Nine Months Ended October 31, 2006

	AI as		Pro Forma		Consolidated
	Reported (c)	Gemma (D)	Adjustments		Pro Forma
Net sales
Power plant construction	$-	$74,784,676	$-		$74,784,676
Nutraceutical products	16,288,000	-			16,288,000
Telecom infrastructure services	10,843,000	-			10,843,000
Net Sales	27,131,000	74,784,676	-		101,915,676
Cost of sales
Power plant construction	-	69,542,339			69,542,339
Nutraceutical products	12,561,000	-			12,561,000
Telecom infrastructure services	8,507,000	-			8,507,000
Gross profit	6,063,000	5,242,337	-		11,305,337

			747,000	(1)
			537,000	(2)
Selling, general and administrative expenses	6,134,000	1,973,245	80,000	(3)	9,471,245
Income (loss) from operations	(71,000)	3,269,092	(1,364,000)		1,834,092

Interest expense and amortization of
subordinated debt issuance costs	564,000	-	466,000	(6)	1,030,000
Other (income) expense, net	(5,000)	(119,296)			(124,296)
Net income (loss) from operations before income
taxes and other comprehensive income	(630,000)	3,388,388	(1,830,000)		928,388
Income tax (expense) benefit	202,000		(606,992)	(4)	(404,992)
Net income (loss)	$(428,000)	$3,388,388	$(2,436,992)		$523,396

Other comprehensive income	-	235			235
Comprehensive income (loss)	$(428,000)	$3,388,623			$523,631

Basic and diluted loss per share	$(0.10)			(5)	$0.05
Weighted average number of shares
outstanding - basic and diluted	4,312,000				10,832,000

Other Financial Information:
EBITDA (7)	$1,721,000	$3,448,931	$-		$5,169,931

Notes to unaudited condensed pro forma combined statement of Income.
(C)	Report on Form 10-QSB filed on December 14,2006.
(D)	Gemma unaudited internally prepared results of operations are for the nine months ended September 30, 2006.
(1)	To adjust for the amortization of the purchase accounting valuation of $7.0 million for customer relationships which is being amortized over the life of each contract.
(2)	To adjust for the amortization of the purchase accounting valuation of $3.6 million for trade name which is being amortized over 5 years.
(3)	To adjust for the amortization of the purchase accounting valuation of $500,000 for non-compete agreement with the seller which is being amortized over the life of the five year agreement.
(4)	To reflect the tax impact, assuming an effective tax rate of 38.95%, arising from the change in pretax income from net pro forma adjustments and the tax status of the entity.
(5)
Assumes 3,667,000 shares issued in connection with the acquisition of Gemma, plus 2,853,000 shares issued in the private placement simultaneous with the acquistion of Gemma, were outstanding for the entire period in calculating the consolidated pro forma basic and diluted earnings per share.

(6)	To adjust for nine months of interest expense related to the $8 million note acquired simultaneous with the acquisition of Gemma.
(7)	We present EBITDA to provide investors with a supplemental measure of our operating performance.
The following table shows the calculation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA):

Net income (loss)	$(428,000)	$3,388,388	$(2,436,992)	$523,396
Interest expense	306,000	-	466,000	772,000
Taxes	(202,000)	-	606,992	404,992
Depreciation and amortization	1,054,000	60,543	-	1,114,543
Amortization of intangible assets	991,000	-	1,364,000	2,355,000
EBITDA	$1,721,000	$3,448,931	$-	$5,169,931

ARGAN, INC.
Unaudited Condensed Pro Forma Combined
Balance Sheet as of October 31, 2006

	AI as		Pro Forma		Consolidated
	Reported (E)	Gemma (F)	Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$233,000	$30,616,000	$(8,350,000)	(1)	$29,199,000
			8,000,000	(2)
			10,700,000	(9)
			(12,000,000)	(10)
Cash in escrow	300,000	2,690,000	12,000,000	(10)	14,990,000
Accounts receivable, net of allowance
for doubtful accounts of $147,000	4,726,000	-	-		4,726,000
Contract receivable	-	10,505,000	-		10,505,000
Receivable from affiliated entity	139,000	-	-		139,000
Investments available for sale	-	1,720,000	-		1,720,000
Estimated earnings in excess of billings	705,000	13,000	-		718,000
Inventories, net of reserves of $63,000	2,202,000	-	-		2,202,000
Prepaid expenses and other current assets	686,000	37,000	-		723,000
TOTAL CURRENT ASSETS	8,991,000	45,581,000	10,350,000		64,922,000
Property and equipment, net of accumulated
depreciation of $2,138,000	3,313,000	80,000	-		3,393,000
Other assets	155,000	1,000	-		156,000
Contractual customer relationships, net	1,517,000	-	6,943,000	(4)	8,460,000
Trade name	224,000	-	3,582,000	(5)	3,806,000
Proprietary formulas, net	382,000	-	-		382,000
Non-compete agreement, net	1,020,000	-	534,000	(6)	1,554,000
Goodwill	7,505,000	-	12,475,000	(7)	19,980,000
TOTAL ASSETS	$23,107,000	$45,662,000	$33,884,000		$102,653,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,223,000	$18,367,000	$-		$21,590,000
Due to affiliates	11,000	-	-		11,000
Accrued expenses	2,470,000	2,496,000	900,000	(1)	6,066,000
			200,000	(3)
Billings in excess of cost and earnings	3,000	14,452,000	-		14,455,000
Line of credit	1,288,000	-	-		1,288,000
Current portion of long-term debt	591,000	-	2,000,000	(2)	2,591,000
TOTAL CURRENT LIABILITIES	7,586,000	35,315,000	3,100,000		46,001,000
Deferred income tax liability	1,176,000	-	4,264,000	(8)	5,440,000
Other liabilities	19,000	-	-		19,000
Long-term debt	1,028,000	-	6,000,000	(2)	7,028,000
TOTAL LIABILITIES	9,809,000	35,315,000	13,364,000		58,488,000
STOCKHOLDERS' EQUITY
Preferred stock, par value $.10 per share;
500,000 shares authorized; no shares issued and outstanding	-	-	-		-
Common stock, par value $.15 per share;
12,000,000 shares authorized; 4,577,243 shares			428,000	(9)
issued and 4,574,010 shares outstanding	686,000	-	550,000	(1)	1,664,000
Warrants outstanding	849,000	-	-		849,000
Additional paid-in capital	27,269,000	-	19,617,000	(1)	57,158,000
			10,272,000	(9)
Accumulated other comprehensive loss	(7,000)	-	-		(7,000)
Accumulated deficit	(15,466,000)	10,347,000	(10,347,000)	(1)	(15,466,000)
Treasury stock at cost; 3,233 shares	(33,000)	-	-		(33,000)
TOTAL STOCKHOLDERS' EQUITY	13,298,000	10,347,000	20,520,000		44,165,000
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$23,107,000	$45,662,000	$33,884,000		$102,653,000

Notes to unaudited condensed pro forma balance sheet.

(E)	Report on Form 10-QSB filed on December 14, 2006
(F)	Gemma's unaudited internally prepared balance sheet is as of September 30, 2006.
(1)
To adjust for the purchase of Gemma using cash of $8,350,000, accrued expense of $900,000 for tax payments due to former owners of Gemma and 3,666,667 shares issued on December 8, 2006. The fair market value of Argan, Inc. common stock on the issue date was $5.50 per share.

(2)	To adjust liability account for loan draw of $8,000,000 simultaneous with the Gemma purchase.
(3)	To record estimated costs associated with legal, accounting and other fees incurred to consummate the acquisition of VLI.
(4)	To adjust for the purchase accounting valuation of $7.0 million for customer relationships.
(5)	To adjust for the purchase accounting valuation of $3.6 million for trade name.
(6)	To adjust for the purchase accounting valuation of $500,000 for non-compete agreement.
(7)	To adjust for the purchase accounting valuation of $12,474,000 for goodwill.
(8)	To adjust for deferred tax liabilities related to the purchase accounting valuation of customer relationships, non-compete agreement and trade name.
(9)	To adjust for the private placement of 2,853,333 shares at $3.75 per share with proceeds of $10,700,000.
(10)	To transfer $12,000,000 into an escrow account for a contingency agreement and a collateral agreement relating to the purchase of Gemma.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.

Date: January 25, 2007	By:	/s/ Rainer Bosselmann
Rainer Bosselmann
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Stock Purchase Agreement dated as of December 8, 2006 by and among Argan, Inc. and the purchasers identified on Schedule A attached thereto. *

4.2	Stock Purchase Agreement dated as of December 8, 2006 by and between Argan, Inc. and Argan Investments LLC. *

4.3	Registration Rights Agreement dated as of December 8, 2006 by and between Argan, Inc. and Argan Investments LLC. *

4.4	Escrow Agreement dated as of December 8, 2006 by and among Argan, Inc., the purchasers identified on Schedule A attached thereto and Robinson & Cole LLP. *

4.5	Registration Rights Agreement dated as of December 8, 2006 by and among Argan, Inc., William F. Griffin, Jr. and Joel M. Canino. *

4.6	Escrow Agreement, dated as of December 8, 2006 by and among the Argan, Inc., William F. Griffin, Jr., Joel M. Canino, Michael Price and Curtin Law Roberson Dunigan & Salans, P.C *

10.1
Membership Interest Purchase Agreement, dated as of December 6, 2006, by and among, Argan, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California, William F. Griffin, Jr. and Joel M. Canino. *

10.2
Stock Purchase Agreement, dated as of December 8, 2006, by and among Argan, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California, William F. Griffin, Jr. and Joel M. Canino. *

10.3	Employment Agreement dated as of December 8, 2006 by and between Gemma Power Systems, LLC and Joel M. Canino. *

10.4	Employment Agreement dated as of December 8, 2006 by and between Gemma Power Systems, LLC and William M. Griffin, Jr. *

10.5
Second Amended and Restated Financing and Security Agreement dated December 11, 2006 by and among Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California, Gemma Power Hartford, LLC and Bank of America, N.A. *

10.6
Fourth Amended and Restated Revolving Credit Note dated December 11, 2006, issued by Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California and Gemma Power Hartford, LLC in favor of Bank of America, N.A. *

10.7
Amended and Restated 2006 Term Note dated December 11, 2006, issued by Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California and Gemma Power Hartford, LLC in favor of Bank of America, N.A. *

10.8
Acquisition Term Note dated December 11, 2006, issued by Argan, Inc., Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power Systems, LLC, Gemma Power, Inc., Gemma Power Systems California and Gemma Power Hartford, LLC in favor of Bank of America, N.A. *

10.9	Pledge, Assignment and Security Agreement dated as of December 8, 006 by Argan, Inc. (on behalf of Southern Maryland Cable, Inc.) in favor of Bank of America, N.A. *

10.10	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Vitarich Laboratories, Inc.) in favor of Bank of America, N.A. *

10.11	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Gemma Power Systems, LLC) in favor of Bank of America, N.A.*

10.12	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Gemma Power, Inc.) in favor of Bank of America, N.A. *

10.13	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Argan, Inc. (on behalf of Gemma Power Systems California) in favor of Bank of America, N.A. *

10.14	Pledge, Assignment and Security Agreement dated as of December 8, 2006 by Gemma Power Systems, LLC (on behalf of Gemma Power Hartford, LLC) in favor of Bank of America, N.A. *

10.15	Pledge and Assignment Agreement dated as of December 8, 2006 by Argan, Inc. in favor of Bank of America, N.A. for the benefit of Travelers Casualty and Surety Company of America *

23.01	Consent of Independent Public Accounting Firm

* Previously attached